UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2011

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2011, Hansen Medical, Inc. (“Hansen”) entered into an amendment (the “Amendment”) to its Purchase Agreement with Plexus Services Corp. (“Plexus”) dated as of October 10, 2007, as amended September 17, 2009 (as amended, the “Purchase Agreement) under which Plexus manufactures certain items for Hansen. The Amendment extends the term of the Purchase Agreement until May 31, 2016.

The original Purchase Agreement and the earlier amendment of the Purchase Agreement were filed as exhibits to the Hansen’s Quarterly Report on Form 10-Q for the three months ended September 30, 2009, which was filed with the Securities and Exchange Commission on November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC.
(Registrant)

Date: September 26, 2011	/s/ Peter J. Mariani
Peter J. Mariani
Chief Financial Officer